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                                                                   EXHIBIT 23.2


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated December 14, 1995, included in the Proxy Statement of Vitas Healthcare Corporation that is made a part of Amendment No. 2 to the Registration Statement (Form S-4 No. 333-09407) and Prospectus of Apria Healthcare Group Inc. for the registration of 5,830,000 shares of its common stock.


                                                ERNST & YOUNG LLP


Miami, Florida
September 17, 1996